THIRD AMENDED AND RESTATED GUARANTY
This GUARANTY (this “Guaranty”), dated as of April 7, 2026, is executed and delivered by MOUNT LOGAN CAPITAL INC., a corporation incorporated under the laws of the State of Delaware (the “Guarantor”) in favor of EAGLE POINT CREDIT MANAGEMENT LLC, as the administrative agent and collateral agent for certain Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and the Lenders, in light of the following:
WHEREAS, MLC US HOLDINGS LLC, a Delaware limited liability company (“Borrower”), Agent, and the Lenders are parties to that certain Credit Agreement dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Agent has agreed to act as agent for the benefit of the Lenders in connection with the transactions contemplated by the Credit Agreement and this Guaranty;
WHEREAS, in order to induce the Agent and the Lenders to make certain Loans and extend financial accommodations to Borrower pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Agent and the Lenders to Borrower, Mount Logan Capital Intermediate LLC (f/k/a Mount Logan Capital Inc., a corporation organized under the laws of the Province of Ontario), a limited liability company formed under the laws of the State of Delaware (“Legacy MLC”) previously entered into that certain Amended and Restated Guaranty, dated as of September 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Guaranty”);
WHEREAS, on September 12, 2025, pursuant to the Agreement and Plan of Merger, dated as of January 16, 2025 and amended as of July 6, 2025 and as further amended as of August 17, 2025 (the “Merger Agreement”), by and among Guarantor, Legacy MLC, 180 Degree Capital Corp., a corporation organized under the laws of the State of New York (“TURN”), Polar Merger Sub, Inc., a corporation organized under the laws of the State of New York (“TURN Merger Sub”), and Moose Merger Sub, LLC, a limited liability company formed under the laws of the State of Delaware (“MLC Merger Sub”), (1) TURN Merger Sub merged with and into TURN (the “TURN Merger”), with TURN continuing as the surviving company and a wholly-owned subsidiary of Guarantor, and (2) MLC Merger Sub merged with and into Legacy MLC (the “MLC Merger” and, together with the TURN Merger, the “Mergers”), with Legacy MLC continuing as the surviving company and a wholly-owned subsidiary of Guarantor;
WHEREAS, in connection with the Mergers, Legacy MLC, which was a corporation organized under the laws of the Province of Ontario, changed its name from “Mount Logan Capital Inc.” to “Mount Logan Capital Intermediate LLC” and domesticated into a limited liability company formed under the laws of the State of Delaware;
WHEREAS, Legacy MLC has agreed to assign, and Guarantor has agreed to assume, the obligations of Legacy MLC under the Existing Guaranty, and the parties hereto have agreed to amend and restate the terms of the Existing Guaranty in their entirety to reflect such assumption and to, among other things, provide a guaranty of the Guaranteed Obligations (as defined herein) on the terms set forth herein;
WHEREAS, Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement;
NOW, THEREFORE, in consideration of the premises set forth above and the terms and conditions contained herein, and in order to induce the Lenders to make the Loans under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees in favor of Agent and the Lenders as follows:
1.Definitions and Construction.
(a)Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The following terms, as used in this Guaranty, shall have the following meanings:
“Agent” has the meaning set forth in the preamble to this Guaranty.
“Borrower” has the meaning set forth in the recitals to this Guaranty.
“Credit Agreement” has the meaning set forth in the recitals to this Guaranty.
“Guaranteed Obligations” means, with respect to Guarantor: the due and punctual payment, whether at stated maturity, by acceleration or otherwise, of the Obligations (including, without limitation, any extensions, increases, modifications, substitutions, amendments, refinancings, refundings, replacements or renewals of any or all of the Obligations and whether or not any such action is committed, contemplated or provided for by the Loan Documents on the date hereof), whether direct or indirect, absolute or contingent, including the principal of, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed or allowable in whole or in part in such Insolvency Proceeding) and Applicable Premium on the Loans and any other of the Obligations, including, without limitation, any and all fees, costs, premiums, indemnities, expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) owed by Borrower to Agent and the Lenders pursuant to the terms of and subject to the limitations in the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed to Agent and the Lenders under or in respect of any of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower or any other Loan Party.
“Guarantor” has the meaning set forth in the preamble to this Guaranty.
“Guaranty” has the meaning set forth in the preamble to this Guaranty.

“Legacy MLC” has the meaning set forth in the recitals to this Guaranty.
“Lender” has the meaning set forth in the preamble to this Guaranty.
“Net Worth” means, as of any date of determination, the amount of Guarantor’s shareholders’ equity, as reported on the Financial Statements of Guarantor most recently (i) made publicly available or (ii) otherwise delivered to Agent pursuant to Section 5.2(c) of the Credit Agreement, and as calculated in accordance with generally accepted accounting principles in the United States
“Other Guarantor” means each of the Guarantors (as such term is defined in the Credit Agreement) other than Guarantor (as defined herein).
“Permitted Debt” means:
(a)     any Debt owed to, or Contingent Obligations in favor of, any provider of a revolving loan facility or working capital facility in an aggregate principal amount not to exceed $4,000,000 (or such greater amount as Agent may agree in its sole discretion) at any one time outstanding;
(b)    Debt described in Section 6.1(c), (f) (and the reference to “Borrower or any of its Subsidiaries” shall for purposes of this Guaranty instead refer to “Guarantor”), (g), (h), (k), (m), (o), (p), (q), (r) and (s) of the Credit Agreement;
(c)    unsecured indebtedness to trade creditors incurred in the ordinary course of business; and
(d)    Debt evidenced by certain senior unsecured notes issued on January 26, 2026 in connection with the Guarantor’s public offering of $40,000,000 in aggregate principal amount of 8.00% notes due 2031, plus any interest and other amounts due thereunder from time to time.
“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
“Voidable Transfer” has the meaning set forth in Section 9 of this Guaranty.
(b)Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular and references to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Article, section, subsection, clause, exhibit, and schedule references are to this Guaranty unless otherwise specified. Any reference herein to this Guaranty includes any and all alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, the Lenders or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Agent and the Lenders, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Agent, the Lenders and Guarantor. Any reference in this Guaranty to the satisfaction, payment or repayment in full of the Obligations shall mean the repayment in full of all Obligations other than unasserted contingent expense reimbursement and indemnification Obligations and Obligations that by their express terms survive termination of this Agreement. This Guaranty is the MLC Guaranty, constitutes a Guaranty under the Credit Agreement, and is a Loan Document. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
2.Guaranteed Obligations. Guarantor hereby absolutely and irrevocably and unconditionally guarantees to Agent for the benefit of Agent and the Lenders, as and for their own debt and as a primary obligor and not merely as a surety, until payment in full of the Guaranteed Obligations has been made, the due and punctual payment of the Guaranteed Obligations, in each case when and as the Guaranteed Obligations become due and payable, whether at scheduled maturity, pursuant to a mandatory prepayment requirement, by acceleration, demand or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any Guaranteed Obligations or operated as a discharge thereof) and not merely a guaranty of collection.
3.Continuing Guaranty. To the extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent and the Lenders, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date, (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent and the Lenders in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, any Other Guarantor or from any other source, prior to the date of such revocation shall reduce any obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce any obligation of Guarantor hereunder (other than payment in full of the Guaranteed Obligations).
4.Performance Under this Guaranty. In the event that Borrower fails to make any payment of any Guaranteed Obligations on or prior to the due date thereof, in each case, in the manner provided therein, as applicable, Guarantor promptly shall cause, as applicable, such payment to be made.

5.Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment which shall remain in full force and effect without respect to future changes in conditions (other than payment in full of the Guaranteed Obligations). Guarantor hereby agrees that it is directly, jointly and severally with any Other Guarantor of any of the Guaranteed Obligations, liable to Agent and the Lenders, that the obligations of Guarantor are independent of the obligations of Borrower or any Other Guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any Other Guarantor or whether Borrower or any Other Guarantor is joined in such action. No payment made by the Borrower, any of the Other Guarantors or any other Person or received or collected by the Agent or the Lenders from the Borrower, any of the Other Guarantors or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder (other than payment in full of the Guaranteed Obligations) which shall, notwithstanding any such payment, remain liable for the Guaranteed Obligations in accordance with the terms of this Guaranty until payment in full of the Guaranteed Obligations. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Agent or the Lenders of whatever remedies they may have against Borrower or any Other Guarantor, or the enforcement of any lien or realization upon any security Agent may at any time possess. Guarantor hereby agrees that any release which may be given by Agent or the Lenders to Borrower or any Other Guarantor shall not release Guarantor. Guarantor consents and agrees that Agent shall not be under any obligation to marshal any property or assets of Borrower or any Other Guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations. Guarantor agrees that Agent shall be entitled to (i) take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations or any of the Guaranteed Obligations (including any of the obligations of Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof, or (ii) apply any sums by whomever paid or however realized to any liability or liabilities of Guarantor to Agent and the Lenders regardless of what liability or liabilities of Guarantor remain unpaid, provided such application is in accordance with the Credit Agreement.
6.Waivers.
(a)To the extent permitted by applicable law, Guarantor hereby unconditionally and irrevocably waives: (i) promptness, diligence, notice of acceptance, marshaling; (ii) notice of any Loan or any other loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the

Loan Documents; (vi) notice of any Unmatured Event of Default or Event of Default under any of the Loan Documents; and (vii) any requirement that Agent or the Lenders exhaust any right or take any action against Loan Party or any other Person or collateral.
(b)Guarantor hereby irrevocably waives any rights, claims or defenses it may now have or hereafter acquire in any way relating to, any or all of the following (whether or not the Guarantor has knowledge thereof):
(i)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(ii)the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or Lien in or the release of any Collateral or any other collateral securing or purporting to secure the Guaranteed Obligations or any other impairment of such collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(iii)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(iv)any failure of the Agent or any Lender to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Agent or any Lender (each Guarantor waiving any duty on the part of the Agent or any Lender to disclose such information);
(v)the failure of any other Person to execute or deliver this Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or any Other Guarantor or surety with respect to the Guaranteed Obligations; and
(vi)any other circumstance or any existence of or reliance on any representation by the Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any Other Guarantor or surety (other than payment in full of the Guaranteed Obligations).
(c)To the extent permitted by applicable law, Guarantor hereby unconditionally and irrevocably waives the right by statute or otherwise to require Agent or any

Lender to institute suit against Borrower or any Other Guarantor or to exhaust any rights and remedies which Agent or such Lender has or may have against Borrower or any Other Guarantor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to Agent and the Lenders by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof, except, in each case, the defense that the Guaranteed Obligations shall have been paid in full.
(d)To the extent permitted by applicable law, Guarantor hereby unconditionally and irrevocably waives (i) any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Agent or any Lender; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Guaranteed Obligations; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Agent, including any defense based upon an impairment or elimination of Guarantor’s rights of subrogation, reimbursement, contribution or indemnity against Borrower or Other Guarantors or sureties; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.
(e)To the extent permitted by applicable law, Guarantor hereby unconditionally and irrevocably postpones and agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s rights under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any Lender against the Borrower, any other Loan Party or any other insider guarantor or any collateral whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of the Agent and the Lenders, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. Notwithstanding any provision of this Guaranty to the contrary, all rights of the Guarantor under this Section 6(e) and all other rights of the Guarantor of contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Guaranteed Obligations. Until the payment in full of the Guaranteed Obligations, the Guarantor shall not demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the Person making such payment or distribution directly to the Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by the Guarantor, it shall be held by the Guarantor in trust, as trustee of an express trust for the benefit of the Agent and the Lenders, and shall forthwith be transferred and delivered by the Guarantor to the Agent, in the exact form received and, if necessary, duly endorsed. No failure on the part of the Guarantor to make the payments required by this Section 6(e) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor with respect to its obligations hereunder. Guarantor waives any right it may have of first requiring the Agent and the Lenders (or any trustee or agent on their behalf) to proceed against or enforce any other rights or security or claim payment from any Person before claiming from that Guarantor under this Guaranty. This waiver applies irrespective of any law or any provision of a Loan Document to the contrary.
(f)Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth herein, including in Section 3 and in this Section 6, are knowingly made in contemplation of such benefits.
(g)WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT OR ANY LENDER, EVEN THOUGH SUCH ELECTION OF REMEDIES HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF APPLICABLE LAW.
7.Releases. Guarantor consents and agrees that, to the fullest extent permitted by applicable law, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Agent or any Lender may, by action or inaction, compromise or settle, shorten or extend the period of duration or the time for the payment of the Guaranteed Obligations, or discharge the performance of the Guaranteed Obligations, or may refuse to enforce the Guaranteed Obligations, or otherwise elect not to enforce the Guaranteed Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any of the other Loan Documents or may grant other indulgences to Borrower or any Other Guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Guaranteed Obligations, the Credit Agreement or any other Loan Document (including any increase or decrease in the principal amount of any Guaranteed Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute Borrower or any Other Guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.
8.No Election. Agent shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Agent or any Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Person’s right to proceed in any other form of action or proceeding or against other parties unless such Person has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent or any Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Agent and the Lenders finally and unconditionally shall have realized payment in full of the Guaranteed Obligations by such action or proceeding.
9.Revival and Reinstatement. The Guarantor and, by its acceptance of this Guaranty, Agent hereby confirm that it is the intention of both of them that this Guaranty and the Guaranteed Obligations of the Guarantor hereunder do not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law or any similar foreign, state, provincial or federal law to the extent applicable to the Guaranty and the Guaranteed Obligations of the Guarantor hereunder. If the incurrence or payment of the Guaranteed Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to Agent or any Lender of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any Debtor Relief Law or any similar foreign, state, provincial or federal law relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if Agent or any Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Agent or such Lender is required or elects to repay or restore, and as to all reasonable and documented out-of-pocket costs, expenses, and attorneys’ fees of Agent or such Lender related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.
10.Covenants.
(a)Guarantor shall maintain a Net Worth equal to or greater than $40,000,000.
(b)Guarantor shall not incur, guarantee, assume or suffer to exist any Debt other than (i) the Guaranteed Obligations and (ii) Permitted Debt.
11.Financial Condition of Borrower. Guarantor represents and warrants to Agent and the Lenders that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Agent and the Lenders that it has read and understands the terms and conditions of the Credit Agreement and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself reasonably informed of Borrower’s financial condition and of all other circumstances which bear upon the risk of nonpayment by the Borrower of the Guaranteed Obligations.
12.Notices. All notices and other communications hereunder to Agent and the Lenders shall be in writing and shall be mailed, sent or delivered in accordance with the Credit Agreement. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Credit Agreement.
13.Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by law. No delay or omission by Agent or any Lender to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.
14.    Entire Agreement; Amendments. This Guaranty and the other Loan Documents are intended by the parties hereto as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter of this Guaranty. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.
15.Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the permitted successors and assigns of Agent and the Lenders; provided, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Agent’s prior written consent and any unconsented to assignment shall be void. In the event of any assignment or other transfer of rights by Agent or any Lender in accordance with the Credit Agreement, the rights and benefits herein conferred upon Agent or such Lender shall automatically extend to and be vested in such permitted assignee or other transferee and any assignment which is not in accordance with the Credit Agreement shall be void.

16.No Third Party Beneficiary. This Guaranty is solely for the benefit of Agent and the Lenders and each of their successors and permitted assigns and may not be relied on by any other Person.
17.    Execution in Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.
18.Headings. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Guaranty.
19.THIS GUARANTY SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION AND VENUE, WAIVER OF TRIAL BY JURY, SET FORTH IN SECTIONS 9.7, 9.8, AND 9.9 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
20.Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any obligation of the Guarantor under this Guaranty or any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, in accordance with, and such payments shall be made to the extent required by, the terms of the Credit Agreement.
21.Representations and Warranties. Guarantor hereby represents and warrants that the representations and warranties set forth in Section 4.1, 4.3, and 4.4 of the Credit Agreement made with respect to Guarantor (whether specifically referencing such Guarantor or referencing such Guarantor in its capacity as a Loan Party) are true and correct with respect to Guarantor and are incorporated herein by reference and made by Guarantor with the same effect as though set forth herein in their entirety.
22. Severability. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as reasonably possible to that of the invalid, illegal or unenforceable provisions.

23. Effect of Amendment and Restatement. Upon the effectiveness hereof, this Guaranty amends and restates in its entirety as of the date hereof the Existing Guaranty. The Existing Guaranty, as amended hereby shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. To the extent that any terms or provisions of this Guaranty conflict with those of the Existing Guaranty, the terms and provisions of this Guaranty shall control. The execution and delivery of this Guaranty and the consummation of the transactions contemplated hereby are not intended by the parties to be, and shall not constitute, a novation or an accord and satisfaction of any of the obligations owing to Agent and the Lenders under the Existing Guaranty or any other Loan Document. The execution, delivery, and performance of this Guaranty shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Existing Guaranty. Upon and after the effectiveness of this Guaranty, each reference in this Guaranty and each reference in the other Loan Documents to the Guaranty, this “Guaranty”, “thereunder”, “therein”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to the Guaranty as modified and amended hereby.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.
GUARANTOR:

MOUNT LOGAN CAPITAL INC.

By:	/s/ Ted Goldthorpe
Name:	Ted Goldthorpe
Title:	Authorized Signatory

[Signature page to MLC Guaranty]

AGENT:

EAGLE POINT CREDIT MANAGEMENT LLC,

By:	/s/ Taylor Pine
Name:	Taylor Pine
Title:	Principal

[Signature page to MLC Guaranty]